                                                                 EXHIBIT 10.21.1

                   FIRST AMENDMENT TO SHAREHOLDERS AGREEMENT


  This First Amendment to Shareholders Agreement (this "First Amendment"), dated
                                                        ---------------
as of March 21, 1996, by and among PSH Corp., a Delaware corporation ("Penske"),
                                                                       ------
Kaiser Ventures Inc., (formerly known as Kaiser Resources Inc.), a Delaware corporation ("Kaiser"), and Penske Motorsports, Inc., (formerly known as Penske
              ------
Speedways Holding Corp.), a Delaware corporation (the "Corporation").
                                                       -----------
Capitalized terms used herein but not otherwise defined will have the meanings set forth in the Shareholders Agreement (as defined below).

  WHEREAS, Penske, Kaiser and the Corporation entered into a Shareholders Agreement (the "Shareholders Agreement"), dated November 22, 1995, pursuant to
                ----------------------
which the Shareholders (i) set forth terms and conditions of certain options to purchase or sell shares of Stock and certain restrictions on the transfer of ownership and control of shares of Stock and (ii) provided for continuity and order in the control, management and operation of the Corporation and otherwise defined the respective rights, duties and obligations of and between the Corporation and the Shareholders; and

  WHEREAS, the Shareholders and the Corporation desire to amend the Shareholders Agreement as set forth in this Agreement.

  NOW, THEREFORE, in consideration of the premises and the covenants and agreements herein contained, the parties hereto agree as follows:

     1.    NEW SECTION 1. Upon the Effective Date (as defined below), Sections
1.1 through 1.8 of the Shareholders Agreement are deleted in their entirety and replaced with the following:

     1.1 SALE OR OTHER DISPOSITION. A Shareholder who wishes to sell, transfer or otherwise dispose of all or part of its ownership interest in the Corporation for consideration to a third Person shall first give the other Shareholder at least thirty (30) days advance written notice of its desire to do so. The notice shall identify the amount of the ownership interest to be sold or otherwise transferred and the name, address and phone number of the proposed transferee, if there is an identified proposed transferee, and if Penske is the proposed selling Shareholder, the price for such ownership interest. The ownership interest specified in the notice may thereafter be sold or transferred only upon strict compliance with this Agreement. Notwithstanding the foregoing, upon the occurrence of a breach or default of a material provision of this Agreement or the Organization Agreement, which remains uncured for a period of sixty (60) days following receipt of notice of default from the non-defaulting party to the defaulting party, the ownership interest of the non-defaulting party may be transferred or disposed of without compliance with Sections 1.1 through 1.6 of this Agreement and the defaulting party shall continue to be bound by the terms of this Agreement.

     1.2 TRANSFERS TO AFFILIATES AND PLEDGE TO SECURE LOAN. Subject to Kaiser's restrictions on transfers to its shareholders as set forth in
     Section 1.4 below, but notwithstanding Section 1.1, any Shareholder may transfer all or any portion of its Stock to an Affiliate provided such Affiliate becomes a party to this Agreement. For purposes of this Section 1.2, the shareholders of Kaiser shall not be considered Affiliates of Kaiser. In addition, there shall be no restrictions on a Party pledging its Stock to secure a bonafide third person loan; provided, however, the documents evidencing any such pledge shall be subject to the rights of the non-pledging Party under this Agreement and the Organization Agreement. After compliance with the terms of this Agreement, if applicable, and any other express agreement of the Shareholders, a Shareholder shall be free to sell or otherwise transfer for consideration its Stock to a third Person, subject only to compliance with applicable federal and state securities laws.

     1.3  OPTION TO PURCHASE.

          (a) For a period of thirty (30) days (the "Original Period") after a
                                                     ---------------
     Party receives the notice specified in Section 1.1 above (the "Non-Selling
                                                                    -----------
     Party"), the Non-Selling Party (or the Non-Selling Party's permitted
     -----
     designee) shall have the first option to purchase all, and only all, of the ownership interest offered for sale or other disposition, which option shall be exercised by it, if at all, by giving written notice to the selling Shareholder on or before thirty (30) calendar days after the receipt of the Section 1.1 notice. The sales terms (other than purchase price and the form of payment of the purchase price) for any ownership interest to be purchased by the Non-Selling Party shall be the same terms as set forth in the notice of proposed sale, except that, (i) if the Non-Selling Party is Penske, then the purchase price for any ownership interest to be purchased by Penske shall be the average of the closing prices for shares of the Corporation's publicly traded Common Stock, as reported in the Wall Street Journal or, if the Wall Street Journal is not then available, then such other publication which regularly quotes the closing prices for the Corporation's publicly traded stock, for the thirty (30) calendar days preceding the date on which the Section 1.1 notice of proposed sale is received (the "Original Kaiser Sale Price"), or (ii) if
                                     --------------------------
     the Non-Selling Party is Kaiser, then the purchase price for any ownership interest to be purchased by Kaiser as set forth in the notice provided for in Section 1.1. The purchase price shall be payable by the Non-Selling Party in cash at closing of the sale. If no closing date for the sale is specified in the Section 1.1 notice, the closing shall occur no later than sixty (60) days after receipt by the Non-Selling Party of the notice required by Section 1.1. Should there be multiple Non-Selling Parties, each Non-Selling Party shall have the first option to purchase that percentage of the ownership interest offered for sale equal to the percentage of its ownership interest in the stock of the Corporation owned by all the Non-Selling Parties immediately prior to the date of the notice specified in
     Section 1.1 above. This procedure will continue until there are no ownership interests available for sale or disposition existing for which options shall not have been exercised by Non-Selling Parties.

        (b) If the Non-Selling Party elects not to exercise its option to purchase the offered ownership interest or fails to timely elect to exercise its option to purchase, the selling Shareholder who has given notice of its desire to sell its ownership interest may, for a three (3) month period beginning at the end of the thirty (30) day period specified in Section 1.3(a), sell the specified ownership interest subject to this
     Section 1.3; provided, however, that, since
     the ownership interest may not have been registered under the Securities Act of 1933, as amended (the "Act"), and is a "restricted security" as
                                   ---
     defined in Rule 144 under the Act, the ownership interest may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act or pursuant to an exemption from registration under the Act, the availability of which is to be established to the reasonable satisfaction of the Corporation. If the selling Shareholder fails to sell its ownership interest within the three
     (3) month period described in the preceding sentence upon the terms set forth in the notice of proposed transfer, such ownership interest or the specified part thereof shall thereafter again be subject to the right of first refusal procedures set forth in this Agreement and, if there is a change in the price, the number of shares proposed to be sold or a material change in the other terms of the proposed sale, the right of first refusal procedures in this Agreement shall again be applicable subject to the following sentence. If Kaiser is the selling Shareholder and Kaiser proposes to transfer the offered ownership interest to any third Person offeree other than the offeree identified in the notice given pursuant to
     Section 1.1, or if no offeree is identified in such notice, then when such offeree becomes known to Kaiser, Kaiser shall notify the Non-Selling Party in writing within ten (10) business days after it receives the offer (in each case, the "Subsequently Known Offeree"). Such notice shall contain the
                     --------------------------
     same information required under Section 1.1 and the price for such offered ownership interest or part thereof. If the Subsequently Known Offeree or an Affiliate of the Subsequently Known Offeree engages in the promoting or marketing of motorsports or motorsports related activities (collectively the "Motorsports Business"), the purchase by such Subsequently Known
          --------------------
     Offeree shall be conditioned on a right of first refusal whereby the Non-Selling Party (or its designee) for a period of ten (10) business days from receipt of written notice of such Subsequently Known Offeree's intent to purchase may elect to purchase the offered ownership interest. It is understood that if Kaiser provides notice of a Subsequently Known Offeree during the Original Period then nothwithstanding anything herein to the contrary, the purchase price at which the Non-Selling Party can purchased the offered ownership interest shall be the Original Kaiser Sale Price. During such period, the Non-Selling Party (or its designee) shall have the option to purchase the offered ownership interest at a price equal to the price and on the terms set forth in the notice provided by Kaiser pursuant to this Section 1.3(b). After the ten (10) business day option period, if applicable, for any Subsequently Known Offeree engaged in the Motorsports Business, Kaiser may sell its ownership interest or the specified portion thereof to the Subsequently Known Offeree strictly in compliance with the terms set forth in such written notice. In the event the ownership interest or specified portion thereof is not sold within a two (2) month period following the expiration of the ten (10) business day option period, if applicable, described in the preceding sentence upon the terms set forth in the notice of the proposed transfer, such ownership interest or the specified portion thereof shall thereafter again be subject to the right of first refusal procedures set forth in this Agreement and if there is a change in the price, the number of shares proposed to be sold or a material change in the other terms of the proposed sale, the right of first refusal procedures in this Agreement shall again be applicable.

     1.4 TRANSFERS TO KAISER SHAREHOLDERS. Beginning January 1, 1999, if, after complying with Section 1 of this Agreement, Kaiser proposes to make a distribution or otherwise transfer all or part of the ownership interest in the Corporation to shareholders of Kaiser, Kaiser will make such distribution or transfer subject to the following conditions:

            (a) Kaiser may not distribute in any one transaction less than fifty percent (50%) of the total ownership interest held by Kaiser at any one time;

            (b) if, upon receipt of such distribution or other transfer of ownership interest, a Kaiser shareholder will own or control, directly or indirectly, in excess of five percent (5%) of the total ownership interest of the Corporation held by Kaiser at such time (a "Significant
                                                        -----------
     Shareholder") then, such Significant Shareholder shall take such ownership
     -----------
     interest subject to Penske's right of first refusal (and, if applicable, Facility Investments, Inc. ("FII") and International Speedway Corporation
                                  ---
     ("ISC") as depicted in a November 22, 1995 letter agreement (the "Letter
       ---                                                             ------
     Agreement") among FII, ISC, Penske and the Corporation) described in this
     ---------
     Section 1, and such shareholder shall agree in writing to be bound by the terms and conditions of this Section 1 and the Letter Agreement; and

            (c) no such distribution or transfer will be for less than 100 shares per shareholder of the Corporation's common stock.

     1.5   LEGEND ON CERTIFICATES.   To effectuate this Agreement, all
     Shareholders shall deliver to the Corporation each certificate evidencing its ownership interest owned and the Corporation shall affix a legend on the face of each certificate which shall read substantially as follows:

           "Ownership, assignment, sale, transfer or other disposition of this certificate or any certificate issued in lieu thereof, is subject to the restrictions contained in an agreement dated effective the _____ day of ______ 199_, between Penske Motorsports, Inc. (f/k/a Penske Speedways Holding Corp.), and certain of the shareholders of Penske Motorsports, Inc., as amended, a copy of which agreement, as amended, is on file in the office of the Corporation."

     1.6 FUTURE ISSUANCES OF CERTIFICATES. All future certificates evidencing an ownership interest represented by said certificates shall be subject to this Agreement. Each Shareholder hereto agrees that any additional ownership interest in the Corporation it may acquire, including any ownership interest which it may have the option or right to acquire, shall be subject to this Agreement. The Corporation agrees that any certificate it may issue to any present or future owner of the ownership entity shall bear the legend set forth in Section 1.5, and that it will require every future owner of an ownership interest to agree to be bound by the Agreement and sign an appropriate execution page thereto."

     2. VOTING AGREEMENT.    Upon the Effective Date, Section 2.1 of the
Shareholders Agreement is deleted in its entirety and replaced with the following:

     2.1 KAISER BOARD SEAT. So long as Kaiser holds outstanding shares of the Corporation's issued and outstanding Common Stock equal to or greater than five (5) percent of the total issued and outstanding shares of Common Stock of the Corporation and Penske owns outstanding shares of common stock of the Corporation, Penske shall vote all of its stock in favor of electing a single Kaiser nominee to the Board of Directors of the Corporation. Penske and Kaiser agree that they shall extend the term of the voting agreement provided in this Section 2.1 for an additional ten (10) years at least six
     (6) months prior to the tenth anniversary of the Effective Date of this Amendment.

     3.  CERTAIN OPERATING MATTERS.    Upon the Effective Date, Sections 3.1
through Sections 3.3 of the Shareholders Agreement are deleted in their entirety and Section 3.4 of the Shareholders Agreement is renumbered to be Section 3.1. The following provisions are added to Article III of the Shareholders Agreement:

     3.2 PAYMENTS. The Corporation hereby agrees to pay to Kaiser an amount equal to $650,000 (the "Final Payment"), which Final Payment, along with amounts previously paid to Kaiser, represent payment in full to Kaiser for tenant relocation, site planning matters and other similar types of items (collectively, the "Project Charges"). The Final Payment shall not bear
                         ---------------
     interest. Kaiser and Penske agree and acknowledge that the total amount paid for Project Charges equals $1,137,500, inclusive of the Final Payment and, upon payment of the Final Payment, Kaiser will be entitled to no other Project Charges. The Final Payment will be payable quarterly in four installments of $162,500 commencing on the date three months after the date of this Agreement and continuing every 90 days thereafter until paid in full.

     3.3. REGISTRATION RIGHTS AGREEMENT. Penske and Kaiser shall cause the Corporation to enter into a registration rights agreement with Kaiser in the form attached as Exhibit A to this First Amendment.
                          ---------

          4. EFFECTIVE DATE. The provisions of this First Amendment shall not take effect unless and until the occurrence of the Effective Date, which shall be the effective date of the Corporation's Registration Statement on Form S-1, Registration Number 333-692 (the "Effective Date"). At the Effective Date, the
                                  --------------
Shareholders Agreement shall be automatically amended without any further action by any Person as provided herein. If the Effective Date has not occurred by December 31, 1996, then this Agreement shall be automatically void.

          5. OTHER PROVISIONS SURVIVE. The term "Agreement" as used in the Shareholders Agreement shall hereafter mean the Shareholders Agreement as amended by this First Amendment and shall continue in full force and effect in accordance with the terms thereof and hereof and until the Effective Date, if ever this Agreement shall have no force or effect.

          6. GOVERNING LAW. This Agreement shall be construed under and governed by the laws of the State of Delaware.

  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.



                          PENSKE MOTORSPORTS, INC.


                          By:  /s/ Rich Peters
                               ----------------------------


                          Title:  President
                                  -------------------------


                          KAISER VENTURES, INC.


                          By:  /s/ Terry L. Cook
                               -----------------------------

                          Title:  Senior Vice President and
                                  General Manager
                                  ---------------------------


                          PSH CORP.


                          By:  /s/ Rich Peters
                               -----------------------------

                          Title: President
                                 ---------------------------

                                   EXHIBIT A


                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

                                   EXHIBIT A

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------


     This Registration Rights Agreement (this "Agreement") is made as of  March
                                               ---------
__ , 1996 between Penske Motorsports, Inc., a Delaware corporation (the

"Company") and Kaiser Ventures Inc., a Delaware corporation ("Kaiser").
 -------                                                      ------

     WHEREAS, the Company, Kaiser and PSH Corp., a Delaware corporation

("Penske"), are parties to a Shareholders Agreement, dated November 22, 1995
  ------
(the "Shareholders Agreement"), which the parties agreed to amend pursuant to a
      ----------------------
First Amendment to Shareholders Agreement, dated March __, 1996 (the "First
                                                                      -----
Amendment").
- ---------

     WHEREAS, pursuant to the First Amendment, Kaiser agreed to certain modifications to the Shareholders Agreement in consideration for, among other things, the entering into of this Agreement.

     WHEREAS, the Company is willing to grant certain registration rights to Kaiser with respect to the 1,373,625 shares of Common Stock of the Company, $.01 per value share (the "Shares"), as set forth herein.
                      ------

     Unless otherwise provided in this Agreement, capitalized terms used in this Agreement will have the meanings set forth in paragraph 8 hereof.

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Company and Kaiser agree as follows:

     1.  PIGGYBACK REGISTRATION RIGHTS.
         -----------------------------

     (a) RIGHT TO PIGGYBACK.  If the Company proposes to register any of its
         ------------------
common stock under the Securities Act of 1933, as amended (the "Securities
                                                                ----------
Act"), in connection with a firm commitment underwritten public offering of its common stock for cash, and the registration form to be used may be used for the registration of Registrable Securities (as defined below) ("Piggyback
                                                            ---------
Registration"), the Company will give written notice to Kaiser of its intention
- ------------
to effect such a registration and will include in such registration all Registrable Securities with respect to which the Company has received a written request from Kaiser for inclusion therein within 15 days after the receipt of the Company's notice, subject to subparagraph 1(c) below.

     (b) PIGGYBACK EXPENSES.  The Registration Expenses (as defined below) of
         ------------------
Kaiser will be paid by the Company in a Piggyback Registration.

     (c) PRIORITY ON REGISTRATIONS.  If the managing underwriters of the
         -------------------------
Piggyback Registration determined in their sole but good faith discretion and advise the Company in writing that in their reasonable opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested by Kaiser to be included in such registration and (iii) third, other securities requested to be included in such registration.

     (d)  REMEDIES.  Kaiser will not seek an injunction restraining or otherwise
          --------
delaying any Piggyback Registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

     (e) AVAILABILITY OF DOCUMENTS.  The Company shall furnish to Kaiser such
         -------------------------
number of copies of prospectuses, including preliminary prospectuses, reasonably necessary to conform with the requirements of the Securities Act, and such other documents as Kaiser may reasonably request, to facilitate the disposition of the Registrable Securities being sold by Kaiser upon exercise of the Piggyback Registration rights contained in this Agreement.

     (f) BLUE SKY COMPLIANCE.  The Company shall use its reasonable efforts to
         -------------------
register and qualify securities covered by the Piggyback Registration rights contained in this Agreement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably appropriate for the distribution of the securities covered by the Piggyback Registration; provided, however, that the Company will not be required to qualify as a foreign corporation or to take any action which would subject it to the service of process in such state or jurisdiction, other than as to matters and transactions relating to the offer and sale of the offered securities, in any jurisdiction where it is not now so subject.

     2.  HOLDBACK AGREEMENTS.  Kaiser agrees not to effect any sale, transfer or
         -------------------
other distribution (including sales pursuant to Rule 144 or Rule 144A) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, for the period commencing seven days prior to and ending on the first to occur of the (i) one year anniversary of the effective date of any Piggyback Registration in which Registrable Securities are included (except as part of such underwritten registration) or (ii) the date on which any similar lock-up imposed upon the Company in such registration terminates, unless the underwriters managing the registered public offering otherwise agree.

     3.  CONDITIONS OF OBLIGATION TO REGISTER SHARES.  The obligations of the
         -------------------------------------------
Company under this Agreement are subject to the following conditions:

     (a) The Company will not be required to include any Registrable Securities in a Piggyback Registration unless Kaiser accepts, in writing, the terms of the underwriting as agreed upon between the Company and the underwriters selected by the Company. If Kaiser does not accept the terms of the underwriting as agreed
upon between the Company and the underwriter, Kaiser shall withdraw.    (b)
Kaiser will cooperate with the Company in connection with the preparation of the registration statement, and for so long as the Company is obligated to file and keep effective the registration statement, will provide to the Company, in writing, for use in the registration statement, all information regarding Kaiser as may be necessary to enable the Company to prepare the registration statement and prospectus covering the Registrable Securities, to maintain the currency and effectiveness thereof and otherwise to comply with all applicable requirements of law in connection therewith.

     (c) During such time as Kaiser may be engaged in a distribution of Registrable Securities, such holder will comply with Rules 10b-7 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and
                                                            ------------
pursuant thereto, Kaiser will, among other things, cause to be furnished to each broker through whom Registrable Securities may be offered, or to the offeree if an offer is not made through a broker, such copies of the prospectus covering the Registrable Securities and any amendment or supplement thereto and documents incorporated by reference therein as may be required by law and Kaiser shall not bid for or purchase any shares of the Company or attempt to induce any other person to purchase any securities of the Company other than as permitted under Exchange Act.

     4.  CERTAIN LIMITATION ON FUTURE RIGHTS.  From and after the date of this
         -----------------------------------
Agreement, the Company shall not enter into any agreement with any other holder or prospective holder of any securities of the Company providing for the grant to any such prospective holder of Piggyback Registration rights unless such agreement includes the substantial equivalent of (a) Section 1(c) of this Agreement as a term of such agreement and in such section, the agreement provides that Kaiser will have a priority with respect to Piggyback Registration superior to any other holder of securities of the Company, excluding, in all cases, the Company, and (b) Section 2 of this Agreement as a term of such agreement.

     5.  REGISTRATION EXPENSES.
         ---------------------

     (a) All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), will be borne
                                        ---------------------
as provided in this Agreement.

     (b) To the extent Registration Expenses are not required to be paid by the Company, Kaiser will pay those Registration Expenses allocable to the registration of its securities so included, and any Registration Expenses not so allocable will be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

     6.  INDEMNIFICATION.
         ---------------

     (a) The Company agrees to indemnify, to the extent permitted by law, Kaiser, its officers, directors, counsel and each Person who controls Kaiser (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by Kaiser for use therein or by Kaiser's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished Kaiser with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of Kaiser.

     (b) In connection with any registration statement in which Kaiser is participating, Kaiser will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors, officers, counsel, accountants and each Person who controls the Company (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by Kaiser.

     (c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

     (d) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities.

     7.  PARTICIPATION IN UNDERWRITTEN REGISTRATIONS.   Kaiser may not
         -------------------------------------------
participate in any registration hereunder which is underwritten unless it (a) agrees to sell its securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

     8.  DEFINITIONS.
         -----------

     "Person" means any individual, corporation, partnership, limited liability
      ------
company, limited liability partnership, firm, joint venure, association, joint-stock company, trust or unincorporated organization.

     "Registrable Securities" means (i) the Shares and (ii) any Common Stock
      ----------------------
issued or issuable with respect to the securities referred to in clause (i) by way of a stock dividend, stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 or Rule 144A under the Securities Act (or any similar rule then in force).

     9.  TERMINATION.  This Agreement shall automatically terminate and be of no
         -----------
further force or effect upon the first to occur of (i) Kaiser's failure to participate in two firm commitment underwritten public offerings in which Piggyback Registration rights were offered to it and there was no material restriction on the number of Registrable Securities proposed to be registered on behalf of the Company, or (ii) the tenth anniversary date of this Agreement

     10.  MISCELLANEOUS.
          -------------

     (a) AMENDMENTS AND WAIVERS.  Except as otherwise provided herein, the
         ----------------------
provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and Kaiser.

     (b) SUCCESSORS AND ASSIGNS.  This Agreement and the respective rights and
         ----------------------
obligations hereunder shall not be assigned by either party except with the prior written consent of the non-assigning party, which consent shall be subject to the sole discretion of the non-assigning party.

     (c) SEVERABILITY.   Whenever possible, each provision of this Agreement
         ------------
will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

     (d) COUNTERPARTS.  This Agreement may be executed simultaneously in two or
         ------------
more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

     (e) DESCRIPTIVE HEADINGS.  The descriptive headings of this Agreement are
         --------------------
inserted for convenience only and do not constitute a part of this Agreement.

     (f) GOVERNING LAW.  The corporate law of Delaware will govern all issues
         -------------
concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity and interpretation of this Agreement and the exhibits and schedules hereto will be governed by the internal law, and not the law of conflicts, of Michigan.

     (g) NOTICES.  All notices, demands or other communications to be given or
         -------
delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable express courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demand and other communications will be sent to the addresses indicated below:

     To:              Penske Motorsports, Inc.
                      13400 Outer Drive West
                      Detroit, Michigan  48239
                      Attention:  President

     With a copy to:  Robert H. Kurnick, Jr.
                      c/o Penske Auto Centers, Inc.
                      3270 W. Big Beaver Road, Suite 130
                      Troy, Michigan 48084

     To:              Kaiser Ventures Inc.
                      3633 E. Inland Empire Boulevard
                      Suite 850
                      Ontario, California  91764
                      Attention:  President

     With a copy to:  Terry Cook
                      c/o Kaiser Ventures Inc.
                      3633 E. Inland Empire Boulevard
                      Suite 850
                      Ontario, California 91764


or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

                               *   *   *   *   *

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       PENSKE MOTORSPORTS, INC.


                                       By:
                                           -------------------------------------
                                          Its:
                                              ----------------------------------

                                       KAISER VENTURES INC.


                                       By:
                                           -------------------------------------
                                          Its:
                                              ----------------------------------